Exhibit 99.2

4th Quarter Fiscal 2009 Financial Results Conference Call Thursday, November 12, 2009 10:00 a.m. ET

Safe Harbor Statement & Non-GAAP Financial Measures "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/08 The Company assumes no obligation to update the information in this presentation. Financial information in this presentation is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to- period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the reconciliations to GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and not rely on any single measure.

Strong Ramp-Up in Activity $millions Q3 Q4 Change Revenues $ 43.9 $ 64.1 $ 20.2 Gross Profit before Special Charges 4.0 11.9 7.9 Research & Development 7.5 7.1 0.4 SG&A, continuing 19.6 18.8 0.8 Operating Loss before Special Charges ($ 23.1) ($ 14.1) $ 9.1

End Market Trends Q4 FY09 Fiscal 2009 Fiscal 2008 Semiconductor 79% 71% 77% Industrial 9% 14% 10% Other Markets 12% 15% 13% Semiconductor OEMs lead the recovery 3 OEM's represented greater than 10% of revenues in the quarter

45% Drop Thru from Revenue Increases $ millions Revenues Profits before Special Charges 3rd Quarter Fiscal 2009 $ 43.9 ($ 23.2) Product Revenue Growth 19.2 7.8 Service Revenue Growth 1.0 0.2 Additional Costs Supporting Oracle (0.4) Additional Depreciation for Oracle Systems (0.7) Higher Stock Option Forfeitures 0.8 Lower Equity Investigation Expenses 0.8 Other 0.6 4th Quarter Fiscal 2009 $ 64.1 ($ 14.1)

Continued Improvement in Adjusted EBITDA $ millions Q1 Q2 Q3 Q4 Revenues 73.4 37.3 43.8 64.1 Adjusted EBITDA (20.3) (26.7) (17.2) (8.7)

Limited Special Charges Impact on GAAP Net Income $ millions Q3 Q4 Comments on Sequential Trends Operating Loss before Special Charges ($ 23.2) ($ 14.1) Special Charges (2.7) (0.5) Residual restructuring charges Interest Income, net 0.5 0.4 Other Income, net 0.1 0.1 Joint Venture Management Fees Income Taxes (0.1) 0.1 Non- cash provision release in Q4 Minorities & Joint Ventures (0.3) (0.5) Japanese JVs incur small losses Net Loss from Continuing Operations ($ 25.7) ($ 14.5)

Modest Cash Utilization Adjusted EBITDA ($ 8.7) Restructuring Cash Flow (2.9) Net Interest Income 0.4 Change in Assets and Other 7.6 Cash Flow from Continuing Operations (3.6) Capital Expenditures (0.5) Currency and Other 0.2 Net Change in Cash and Marketable Investments ($ 3.9) A reconciliation of Adjusted EBITDA to Brooks' Net Loss is included in the earnings release issued on November 12, 2009 $ millions

Critical Balance Sheet Accounts $ millions June 2009 Sept 2009 Comments on Sequential Trends Cash and Marketable Securities 114.4 110.5 Accounts Receivable, net 28.1 38.4 DSO improves by 4 days Inventories, net 91.4 84.7 Gross inventory reduction of $7.6 million Accounts Payable (15.7) (26.4) DPO moved back out 12 days Accrued Restructuring Costs (current & long term) (10.7) (7.7)

Critical Solutions Segment $ millions Q3 Q4 Comments on Sequential Trends Revenues $16.8 $25.5 52% revenue growth Gross Profit before Amortization 1.3 7.3 Volume drop through and vacation cost benefits GAAP Gross Profit 0.9 6.9 Still carrying surplus capacity costs Operating Expenses 13.4 13.2 Segment Operating Loss ($12.5) ($ 6.3)

Systems Solutions Segment $ millions Q3 Q4 Comments on Sequential Trends Revenues $14.2 $24.8 74% growth led by Extended Factory products GAAP Gross Profit 1.1 3.4 Volume drop through impact of Extended Factory on mix Operating Expenses 7.4 7.5 Increased IT cost allocations Segment Operating Loss ($6.3) ( $4.1)

Global Customer Operations $ millions Q3 Q4 Comments on Sequential Trends Revenues $12.8 $13.8 7% growth Gross Profit before Amortization 2.1 1.7 Start-up costs in China, mix and expediting costs GAAP Gross Profit 2.0 1.6 No special charges in Q4 Operating Expenses 5.0 4.8 Segment Operating Loss ($3.0) ( $3.2)

Looking Forward December quarter revenues up at least 45% over the September quarter. Earnings and Cash Flow converging on breakeven. Working capital velocity continues to improve. Growing confidence in projecting strong sales growth well into calendar year 2010.

4th Quarter Fiscal 2009 Financial Results Conference Call Thursday, November 12, 2009 10:00 a.m. ET